Exhibit 10.1

AMENDMENT NO. 3 TO THE PIERRE FOODS HOLDING CORPORATION

2009 OMNIBUS EQUITY INCENTIVE PLAN

THIS AMENDMENT (the “Amendment”) to the Pierre Foods Holding Corporation 2009 Omnibus Equity Incentive Plan, as amended (the “Plan”), is made and entered into effective as of August 18, 2016.

WHEREAS, the Board of Directors of AdvancePierre Foods Holdings, Inc. (the “Company”) desires to amend the Plan in accordance with the authority granted by the Plan’s terms;

NOW, THEREFORE, the Plan shall be amended as follows:

1.             The name of the Plan shall be the “AdvancePierre Foods Holdings, Inc. 2009 Omnibus Equity Incentive Plan”.

2.             The term “AdvancePierre Foods Holdings, Inc.” shall hereby replace the term “Pierre Foods Holding Corporation” in Sections 1, 2(j) and 2(aa) of the Plan.

3.             Except as specifically amended by this Amendment, the Plan shall remain in full force and effect.

IN WITNESS WHEREOF, the Company has caused this Amendment to be executed as of the date first written above.

ADVANCEPIERRE FOODS HOLDINGS, INC.

By	/s/ Michael B. Sims
	Name:	Michael B. Sims
	Title:	Sr. V.P., Chief Financial Officer and Treasurer